Exhibit 10.41

Certain identified information in this document has been excluded because it is both (i) not material and (ii) is the type the registrant treats as private or confidential. [***] indicates where such information has been omitted.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of January 26, 2025, is entered into by and among SAVARA INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, the several banks and other financial institutions or entities party hereto as lenders (each, a “Lender”, and collectively “Lenders”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

A.
Borrower, Guarantors, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of March 26, 2025, as affected by that certain Consent Agreement dated as of October 27, 2025 (as the same may be further amended, restated, supplemented or otherwise modified from time to time prior to the date of this Agreement, the “Loan Agreement”).
B.
Borrower has requested that Agent and the Lenders agree to certain amendments to the Loan Agreement. Although Agent and the Lenders are under no obligation to do so, they have agreed to such requests, subject to the terms and conditions hereof.
SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement (as amended by this Agreement).
(b)
Rules of Construction. The rules of construction in Section 1.3 of the Loan Agreement shall be applicable to this Agreement and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan Agreement.
(a)
The Loan Agreement shall be amended as follows effective as of the Amendment Effective Date:
(i)
The following defined terms in Section 1.1 of the Loan Agreement hereby are added or amended and restated in their entirety, as applicable, to read as follows:

“Board Reviewed Forecast” means the Original Plan; provided, however, that after Borrower achieves the Approval Milestone, Borrower may from time to time update the Original Plan with a forecast prepared in good faith and approved by Borrower’s Board of Directors subject to the consent of Agent (acting reasonably), which is generally consistent with the Original Plan.

“First Amendment Effective Date” means January 26, 2026.

“Initial Test Date” means September 30, 2027.

“Intellectual Property Security Agreement” means, collectively, (a) that certain Intellectual Property Security Agreement dated as of the Closing Date between the Loan Parties party thereto and Agent, and (b) that certain Supplement No. 1 to Intellectual

Property Security Agreement dated as of the First Amendment Effective Date between the Loan Parties party thereto and Agent, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the First Amendment Effective Date, by and among Agent and 4010 Royalty Investments ICAV, an umbrella Irish collective asset management vehicle with segregated liability between sub-funds, for and on behalf of its sub-fund, 4010 Royalty Investments Fund 1 (“RTW”), and as acknowledged by the Borrower, as the same may from time to time be amended, restated, modified or otherwise supplemented in accordance with the terms thereunder.

“IP Exclusion Period” means the period commencing on the IPSA Release Trigger Date and ending on the IPSA Trigger Date.

“IPSA Release Trigger Date” means any date on which Agent receives evidence in form and substance satisfactory to agent that Borrower has (a) terminated that certain Purchase and Sale Agreement dated as of October 29, 2025 by and between Borrower and 4010 Royalty Investments ICAV, an umbrella Irish collective asset management vehicle with segregated liability between sub-funds, for and on behalf of its sub-fund, 4010 Royalty Investments Fund 1 (the “Royalty Agreement”), and (b) Borrower has not received any upfront funds thereunder (including, without limitation, the Purchase Price, as such term is defined in the Royalty Agreement.

“IPSA Trigger Date” means the first date from and after the IPSA Release Trigger Date on which the Borrower’s Qualified Cash is at any time less than Fifty Million Dollars ($50,000,000).

“Loan Documents” means this Agreement, the promissory notes (if any), the ACH Authorization, the Account Control Agreements, any Joinder Agreement, all UCC Financing Statements, any Guaranty, the Pledge Agreement, the Intellectual Property Security Agreement (until the IPSA Release Trigger Date, but thereafter, from and after the IPSA Trigger Date), and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Original Plan” means the forecast delivered by Borrower to Agent and Lenders, and acknowledged by Agent as constituting the Original Plan, in each case, prior to the First Amendment Effective Date, as the Original Plan may be updated as set forth in the definition of Board Reviewed Forecast.

“Permitted Royalty Transaction” means either a true royalty or synthetic royalty financing whereby Borrower receives upfront net cash proceeds of no less than Seventy Five Million Dollars ($75,000,000) in exchange for rights to receive future payments based on net sales or revenue, as applicable, of molgramostim in an amount not to exceed, in the aggregate for all such Permitted Royalty Transactions, ten percent (10.00%) of worldwide net sales or revenue, as applicable, of molgramostim provided that such transaction (a) in the case of any synthetic royalty participation (and not royalty purchases or buyouts) with respect to molgramostim, shall be subject to an intercreditor agreement in form and substance satisfactory to Agent in its sole discretion, (b) for which any security is granted, shall have such grant of security limited solely to molgramostim, and (c) shall not have a scheduled maturity date, guaranteed minimum return payment or “true-up” payment earlier than one hundred eighty (180) days after the Term Loan Maturity Date and/or subject to the payment in full of the Secured Obligations as required hereunder and (d) shall be with a purchaser reasonably satisfactory to Agent (such approval not to be unreasonably withheld, delayed or conditioned); provided further that Borrower shall not engage in more than one such transaction at any one time. For clarity, the transactions contemplated by the Royalty Agreement constitute, subject to the terms of the Intercreditor Agreement, a Permitted Royalty Transaction.

“Term Loan Advance” means each Tranche 1 Advance, Tranche 2 Advance and any other funds advanced under Section 2.2(a).

“Tranche” means the Tranche 1 Advance and/or Tranche 2 Advance, as applicable.

(ii)
Clause (xvi) of the definition of “Permitted Liens” is hereby amended and restated in its entirety as follows:

“(xvi) Liens solely on royalty interest purchased pursuant to a Permitted Royalty Transaction and proceeds thereon; provided that no Liens shall be granted with respect to any Intellectual Property of Borrower or its Subsidiaries other than with respect to molgramostim in the case of a synthetic royalty transaction, as long as any such Lien is second priority to Agent’s first priority Lien (other than the Exclusive Collateral (as defined in the Intercreditor Agreement)), pursuant to a subordination or intercreditor agreement on terms and conditions satisfactory to Agent in its sole discretion.”

(iii)
Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“The following terms are defined in the Sections or subsections referenced opposite such terms:

Defined Term	Section
1940 Act	5.6(b)
Agent	Preamble
Amortization Date	Exhibit K
Assignee	11.14
Borrower	Preamble
Claims	11.11(a)
Collateral	3.1
Company	Preamble
Confidential Information	11.13
Due Diligence Fee	Exhibit K
End of Term Charge	Exhibit K
End of Term Charge Percentage	Exhibit K
Event of Default	9

Financial Statements	7.1
Indemnified Person	6.3
Initial Facility Charge	Exhibit K
Interest Only Extension Conditions	Exhibit K
Lenders	Preamble
Liabilities	6.3
Maximum Rate	2.3
Maximum Term Loan Amount	Exhibit K
Minimum Advance Amount	Exhibit K
Participant Register	11.8
Payment Date	2.2(e)
Prepayment Charge	Exhibit K
Prime Rate	Exhibit K
Publicity Materials	11.19
Register	11.7
Revenue Milestone	Exhibit K
Rights to Payment	3.1
RTI Amount	Exhibit K
SBA	7.16
SBIC	7.16
SBIC Act	7.16
Subsequent Financing	Exhibit K
Term Commitment	Exhibit K
Term Loan Interest Rate	Exhibit K
Term Loan Maturity Date	Exhibit K
Tranche 1 Advance	2.2(a)
Tranche 1 Commitment	Exhibit K
Tranche 2 Advance	2.2(a)
Tranche 2-A Commitment	Exhibit K

Tranche 2-A Commitment Period	Exhibit K
Tranche 2-B Commitment	Exhibit K
Tranche 2-B Commitment Period	Exhibit K
Tranche Facility Charge	Exhibit K
Transfer	7.8

(iv)
Section 2.2(a) of the Loan Agreement is hereby amended by deleting subsections (ii)(3) and (iii) thereof in their entirety
(v)
Section 3.1 of the Loan Agreement is hereby amended by replacing each instance of “prior to the IPSA Trigger Date” therein with “during the IP Exclusion Period”.
(vi)
Section 3.2 of the Loan Agreement is hereby amended by (a) replacing the sole instance of “from and after the IPSA Trigger Date” therein with “at any time other than during the IP Exclusion Period” and (b) adding a new clause (e) at the end of clause (d) as follows: “, and (e) the Purchaser Exclusive Collateral (as defined in the Intercreditor Agreement).”.
(vii)
Section 7.22 of the Loan Agreement is hereby amended by replacing each instance of “from and after the IPSA Trigger Date” therein with “at any time other than during the IP Exclusion Period” with appropriate changes to match the capitalization of the existing sentences.
(viii)
Section 7.21 of the Loan Agreement is hereby amended by replacing the sole instance of “April 1, 2026” therein with “April 1, 2027”.
(ix)
Section 9 of the Loan Agreement is hereby amended by adding the following new Section 9.10 thereto in the appropriate alphanumeric order:

“9.10 RTW Agreement. The occurrence of any default under the Royalty Agreement.”

(x)
A new Section 12.10 is hereby added as follows:

“12.10 Intercreditor Agreements. Each Lender hereunder (a) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (b) authorizes and instructs Agent to enter into the Intercreditor Agreement as Agent on behalf of such Lender. In the event of conflict of inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall control.”

(xi)
Exhibit A (Advance Request) to the Loan Agreement is hereby amended by replacing the sole instance therein of “[Tranche 2-[A][B][C]] [Tranche 3]” therein with “[Tranche 2-[A][B]]”.
(xii)
Exhibit E (Compliance Certificate) to the Loan Agreement is hereby amended by replacing the sole instance in footnote 3 therein to “April 1, 2026” with “April 1, 2027”.

(xiii)
Exhibit K (Certain Economic Terms) to the Loan Agreement is hereby deleted and replaced in its entirety with Exhibit K attached hereto and incorporated herein.
(xiv)
Annex A (Revenue Milestone) to the Loan Agreement is hereby amended and restated in its entirety with Annex A attached hereto and incorporated herein.
(xv)
Annex B (Minimum Revenue Covenant) to the Loan Agreement is hereby amended and restated in its entirety with Annex B attached hereto and incorporated herein.
(xvi)
Schedule 1.1 (Commitments) to the Loan Agreement is hereby deleted and replaced in its entirety with Schedule 1.1 attached hereto and incorporated herein.
(b)
References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. The effectiveness of this Agreement (the “Agreement Effective Date”) shall be subject to Agent’s receipt of each of the following documents, in form and substance satisfactory to Agent, or, as applicable, the following conditions being met:
(a)
this Agreement, executed by Agent, each Lender, Borrower and the Guarantors;
(b)
Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 6(d) of this Agreement, and (ii) all other fees, costs and expenses, if any, due and payable as of the date hereof under the Loan Agreement;
(c)
the Intercreditor Agreement, duly executed by RTW and the Agent; and
(d)
on the Consent Effective Date, immediately after giving effect to the amendment of the Loan Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 4 of this Agreement shall be true and correct on and as of the Consent Effective Date as though made on and as of such date; and
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; provided, further, that to the extent such representations and warranties by their terms expressly relate only to a prior date such representations and warranties shall be true and correct as of such prior date, and (a) that no Event of Default has occurred and is continuing; (b) that there has not been and there does not exist a Material Adverse Effect; (c) Lenders have and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted Liens, on and security interests in the Collateral and all other collateral heretofore granted by Borrower to Lenders, pursuant to the Loan Documents or otherwise granted to or held by Lenders; (d) the agreements and obligations of Borrower contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity; and (e) the execution, delivery and performance of this Agreement by Borrower will not violate any law, rule, regulation, order, contractual obligation or organizational document of Borrower and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues. For the purposes of this Section 4, each reference in Section 5 of the Loan Agreement to “this Agreement,” and the words “hereof”, “herein”, “hereunder”, or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Agreement.
SECTION 5
Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
SECTION 6
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation; No Novation.
(i)
Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Agreement shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(ii)
Borrower hereby expressly (1) reaffirms, ratifies and confirms its Secured Obligations under the Loan Agreement and the other Loan Documents, (2) reaffirms, ratifies and confirms the grant of security under Section 3 of the Loan Agreement, (3) reaffirms that such grant of security in the Collateral secures all Secured Obligations under the Loan Agreement, including without limitation any Term Loan Advances funded on or after the Agreement Effective Date, as of the date hereof, and with effect from (and including) the Agreement Effective Date, such grant of security in the Collateral: (x) remains in full force and effect notwithstanding the amendments expressly referenced herein; and (y) secures all Secured Obligations under the Loan Agreement, as amended by this Agreement, and the other

Loan Documents, (4) agrees that this Agreement shall be a “Loan Document” under the Loan Agreement, and (5) agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.
(iii)
This Agreement is not a novation and the terms and conditions of this Agreement shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. Nothing in this Agreement is intended, or shall be construed, to constitute an accord and satisfaction of Borrower’s Secured Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and the Lenders) security titles to or other liens on any Collateral for the Secured Obligations.
(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3 of this Agreement, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
(c)
No Reliance. Borrower hereby acknowledges and confirms to Agent and Lenders that Borrower is executing this Agreement on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)
Costs and Expenses. Borrower agrees to pay to Agent on the date hereof the out-of-pocket costs and expenses of Agent and each Lender party hereto, and the fees and disbursements of counsel to Agent and each Lender party hereto (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents to be delivered in connection herewith on the date hereof.
(e)
Binding Effect. This Agreement binds and is for the benefit of the successors and permitted assigns of each party.
(f)
Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of CALIFORNIA, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.
(g)
Complete Agreement; Amendments. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Agreement may be executed in any number of counterparts, and by different parties on separate counterparts, each of which, when executed and so delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

BORROWER:

SAVARA INC.

Signature: /s/ Dave Lowrance_______

Print Name: Dave Lowrance

Title: Chief Financial and Administrative Officer

GUARANTORS:

ARAVAS INC.

Signature: /s/ Dave Lowrance________

Print Name: Dave Lowrance

Title: Chief Financial and Administrative Officer

[SIGNATURES CONTINUE ON THE NEXT PAGE]

[Signature Page to First Amendment to Loan and Security Agreement (Savara)]

AGENT:

HERCULES CAPITAL, INC.

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Associate General Counsel

LENDERS:

HERCULES CAPITAL, INC.

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Associate General Counsel

HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Associate General Counsel

HERCULES SBIC V, L.P.

By: Hercules Technology SBIC

Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: _/s/ Maclean Greedy________

Print Name: Maclean Greedy

Title: Associate General Counsel

[Signature Page to First Amendment to Loan and Security Agreement (Savara)]

HERCULES PRIVATE FUND ONE LLC

By: Hercules Private Credit Fund 1 L.P., its Sole Member

By: Hercules Private Global Venture Growth Fund GP I LLC, its General Partner

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES PRIVATE CREDIT FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES PRIVATE CREDIT FUND HOLDINGS, LLC

By: Hercules Adviser LLC, its Manager

Signature: _/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Authorized Signatory

HERCULES VENTURE GROWTH CREDIT OPPORTUNITIES FUND 1 L.P.

By: Hercules Adviser LLC, its Investment Adviser

Signature: __/s/ Maclean Greedy_______

Print Name: Maclean Greedy

Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement (Savara)]

EXHIBIT K

CERTAIN ECONOMIC TERMS

“Amortization Date”	If the Interest Only Extension Conditions are satisfied, April 1, 2030. If the Interest Only Extension Conditions are not satisfied, April 1, 2028.
“Approval Milestone”

Agent’s receipt of evidence in form and substance satisfactory to Agent that (a) no Default or Event of Default shall have occurred and (b) Borrower has received FDA approval for molgramostim for the treatment of aPAP with a label that is consistent in all material respects with that sought in Borrower’s Biologics License Application for molgramostim, subject to verification by Agent (including supporting documentation requested by Agent).

“Due Diligence Fee”	Seventy-Five Thousand Dollars ($75,000)
“End of Term Charge”

An amount equal to the End of Term Charge Percentage multiplied  by (x) the aggregate principal amount of such Term Loan Advances made hereunder, minus (y) the aggregate amount of payments made pursuant to Section 2.6(a).

“End of Term Charge Percentage”

If the circumstances set forth in Section 2.6(a)(i), (ii), (iii), or (iv) occur (a) prior to the 24 month anniversary of the Closing Date, 3.95%, (b) on or after the 24 month anniversary of the Closing Date but prior to the 36 month anniversary of the Closing Date, 4.95%, (c) on or after the 36 month anniversary of the Closing Date but prior to the 48 month anniversary of the Closing Date, 5.95%, and (d) from and after the 48 month anniversary of the Closing Date, 6.95%.

“Initial Facility Charge”	One Hundred Fifty Thousand Dollars ($150,000).
“Interest Only Extension Conditions”	Satisfaction of each of the following events: (a) no Default or Event of Default shall have occurred; and (b) Borrower’s achievement of the Approval Milestone.
“Maximum Term Loan Amount”	One Hundred Five Million Dollars ($105,000,000).
“Minimum Advance Amount”	Fifteen Million Dollars ($15,000,000).
“Prepayment Charge”

(a) The outstanding principal amount of each Advance amount being prepaid multiplied by (b) (i) two percent (2.0)% if the principal amount of such Advance amounts are prepaid on or prior to the date which is twenty-four (24) months following the Closing Date; and (ii) one percent (1.0)% if the principal amount of such Advance amounts are prepaid after the date which is twenty-four (24) months following the Closing Date prior to the Term Loan Maturity Date.

“Prime Rate”	The “prime rate” as reported in The Wall Street Journal or any successor publication thereto; provided, however, that in no event shall the Prime Rate be less than six percent (6.0%) per annum.
“Revenue Milestone”

Agent’s receipt of evidence, in form and substance satisfactory to Agent, that (a) no Default or Event of Default shall have occurred, and (b) Borrower has generated Net Product Revenue for any period from and including the calendar quarter ended September 30, 2027, measured on a trailing six (6) month basis, of at least seventy-five percent (75%) of the Net Product Revenue included in the Board Reviewed Forecast for such period, with such minimum levels for the Original Plan as set forth on Annex A (as may be updated in accordance with the definition of Original Plan), subject to verification by Agent (including supporting documentation requested by Agent).

“RTI Amount”	Five Million Dollars ($5,000,000).
“Subsequent Financing”	The closing of any follow-on public offering of Borrower’s Equity Interests which becomes effective after the Closing Date.
“Term Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche 1 Commitment”, “Tranche 2-A Commitment”, or “Tranche 2-B Commitment”, as the case may be, opposite such Lender’s name on Schedule 1.1.

“Term Loan Interest Rate”

A per annum rate of interest equal to (x) the Prime Rate plus (y) (A) at all times prior to the first full fiscal quarter following Borrower’s achievement of the Revenue Milestone, one and nine twentieths of one percent (1.45%), and (B) from and after the first full fiscal quarter after Borrower’s achievement of the Revenue Milestone, one and two tenths of one percent (1.20%).

“Term Loan Maturity Date”	April 1, 2030.
“Tranche 1 Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2-A Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2-A Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2-A Commitment Period”

The period beginning on the date that (a) no Event of Default has occurred and is continuing, and (b) Borrower achieves the Approval Milestone and continuing through the earlier to occur of (x) June 30, 2027, and (y) the date that is 120 days after the date that Borrower achieves the Approval Milestone.

“Tranche 2-B Commitment”

The obligation, if any, of any Lender to make a Term Loan Advance to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2-B Commitment opposite such Lender’s name on Schedule 1.1.

“Tranche 2-B Commitment Period”

The period beginning on the date that (a) no Event of Default has occurred and is continuing, and (b) the earlier to occur of (i) the date that the borrower draws the entire amount of the Tranche 2-A Commitment, and (ii) the expiration of the Tranche 2-A Commitment Period, and continuing through the earlier to occur of (x) June 30, 2027, and (y) the date that is 120 days after the date that Borrower achieves the Approval Milestone.

“Tranche Facility Charge”	A fee in an amount equal to one half of one percent (0.50%) of any Advance (other than a Tranche 1 Advance), which is payable to Lenders in accordance with Section 4.2(d).

ANNEX A

REVENUE MILESTONE

Quarter End	Revenue Milestone Level
12/31/2027	$[***]
3/31/2028	$[***]
6/30/2028	$[***]
9/30/2028	$[***]
12/31/2028	$[***]
3/31/2029	$[***]
6/30/2029	$[***]
9/30/2029	$[***]
12/31/2029	$[***]
3/31/2030	$[***]
6/30/2030	$[***]
9/30/2030	$[***]
12/31/2030	$[***]

ANNEX B

MINIMUM REVENUE COVENANT

Quarter End	Minimum T6M Revenue Covenant Level
12/31/2026	$[***]
3/31/2027	$[***]
6/30/2027	$[***]
9/30/2027	$[***]
12/31/2027	$[***]
3/31/2028	$[***]
6/30/2028	$[***]
9/30/2028	$[***]
12/31/2028	$100,000,000.00
3/31/2029	$100,000,000.00
6/30/2029	$100,000,000.00
9/30/2029	$100,000,000.00
12/31/2029	$100,000,000.00
3/31/2030	$100,000,000.00
6/30/2030	$100,000,000.00
9/30/2030	$100,000,000.00
12/31/2030	$100,000,000.00

SCHEDULE 1.1

[Intentionally omitted. To be provided to the Securities and Exchange Commission upon request.]